EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JANUARY 16, 2015 TO THE PROSPECTUS DATED MAY 1, 2014, AS SUPPLEMENTED

This Supplement updates information contained in the Prospectus of EQ Advisors Trust (the “Trust”) dated May 1, 2014, as supplemented. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the EQ/Quality Bond PLUS Portfolio (“Portfolio”).

Information Regarding

EQ/Quality Bond PLUS Portfolio

Effective immediately, Saumil H. Parikh no longer serves as portfolio manager for the Portfolio. Information in the section of the Prospectus entitled “Who Manages the Portfolio – Adviser – Pacific Investment Management Company LLC (“PIMCO”)” is deleted in its entirety and replaced with the following:

Portfolio Managers: The individuals jointly and primarily responsible for management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Mark R. Kiesel	Managing Director and Chief Investment Officer – Global Credit	January 2015

Mihir P. Worah	Managing Director and Chief Investment Officer – Real Return and Asset Allocation	January 2015

Scott A. Mather	Managing Director and Chief Investment Officer – U.S. Core Strategies	January 2015

The fourth paragraph in the section of the Prospectus entitled “Management of the Trust – The Advisers – Pacific Investment Management Company, LLC.” is deleted in its entirety and replaced with the following information:

Mark R. Kiesel, Mihir P. Worah and Scott A. Mather are jointly and primarily responsible for the day-to-day management of the portion of the Active Allocated Portion of the EQ/Quality Bond PLUS Portfolio.

Mark R. Kiesel is Managing Director and Chief Investment Officer Global Credit of PIMCO. Mr. Kiesel is a member of PIMCO’s Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He joined PIMCO in 1996 and previously served as PIMCO’s global head of investment grade corporate bonds and as a senior credit analyst. He has 22 years of investment experience.

Mihir P. Worah is Managing Director and Chief Investment Officer Real Return and Asset Allocation. Mr. Worah is a member of PIMCO’s Investment Committee, a generalist portfolio manager and head of PIMCO’s real return and multi-asset portfolio management teams. He joined PIMCO in 2001 and has 13 years of investment experience.

Scott A. Mather is Managing Director and Chief Investment Officer U.S. Core Strategies. Mr. Mather is a member of PIMCO’s Investment Committee and a generalist portfolio manager. Previously he was head of global portfolio management and prior thereto, he let portfolio management in euro and pan-European portfolios. Mr. Mather joined PIMCO in 1998 and has 20 years of investment management experience.